Convertible Preferred Stock and Stockholder's Deficit	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Convertible Preferred Stock and Stockholder's Deficit

8. Convertible Preferred Stock and Stockholder’s Deficit

Preferred Stock

The Company has authorized up to 10,000,000 shares of preferred stock, $0.0001 par value per share, for issuance. The preferred stock will have such rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Company’s board of directors upon its issuance.

On April 27, 2012, the date of completion of RXi’s spinoff from Galena, the Company issued 9,500 shares of Series A Preferred Stock. At December 31, 2012, there were 9,726 shares of Series A Preferred Stock outstanding. The increase from the original issuance of 9,500 shares to 9,726 shares at December 31, 2012, represents quarterly dividends paid in additional shares of Series A Preferred Stock, offset by Series A Preferred Stock converted into common shares. The Series A Preferred Stock has the rights and preferences set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company (the “Certificate of Designations”), as summarized below.

Dividends

Holders of Series A Preferred Stock shall be entitled to receive cumulative mandatory dividends at the rate per share of seven percent (7%) of the face amount ($1,000 per share) per annum, payable quarterly on each March 31, June 30, September 30 and December 31. Dividends shall be payable in additional shares of Series A Preferred Stock valued for this purpose at the face amount. In the event there are not sufficient authorized preferred shares available to pay such a dividend, the dividend shall instead accrete to and increase the value of the outstanding Series A Preferred Stock. The fair value of the Series A Preferred Stock dividend, which is included in the Company’s net loss applicable to common shareholders, is calculated by multiplying the number of common shares that a preferred holder would receive upon conversion by the closing price of the Company’s common stock on the dividend payment date. For the year ended December 31, 2012, the fair value of the Series A Preferred Stock dividends of $3,315,000 was included in the Company’s net loss applicable to common shareholders.

Liquidation Preference

The “Liquidation Preference” with respect to a share of Series A Preferred Stock means an amount equal to the face amount of the shares plus all accrued and unpaid dividends on the Series A Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). In the event of a liquidation, dissolution, or winding up, whether voluntary or involuntary, no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities pursuant to the rights, preferences and privileges thereof) unless, prior to this, the holders of shares of Series A Preferred Stock have received the Liquidation Preference with respect to each share then outstanding.

Conversion

Each holder of shares of Series A Preferred Stock may, at any time and from time to time, convert each of its shares into a number of fully paid and non-assessable shares of common stock at the defined conversion rate. Initially, each share of Series A Preferred Stock is convertible into 2,437.57 shares of common stock. In no event shall any holder of shares of Series A Preferred Stock have the right to convert shares of Series A Preferred Stock into shares of common stock to the extent that, after giving effect to such conversion, the holder, together with any of its affiliates, would beneficially owning more than 9.999% of the then-issued and outstanding shares of common stock.

If, at any time, the number of outstanding shares of common stock is increased by a stock split, stock dividend, combination, reclassification or other similar event (in each case, whether by merger or otherwise), then the conversion price shall be proportionately reduced. If the number of outstanding shares of common stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event (in each case, whether by merger or otherwise), then the conversion price shall be proportionately increased. Holders of Series A Preferred Stock are also entitled to adjustments to the conversion price and other rights in the event of a merger, change of control and other defined events.

Voting

The holders of Series A Preferred Stock do not have any right to elect directors and have only limited voting rights, which consist primarily of the right to vote under certain protective provisions set forth in the Certificate of Designations, regarding: (i) any proposed amendment to the Series A Preferred Stock or its right and preferences; and (ii) any proposed “Deemed Liquidation Event” as defined in the Certificate of Designations.

Accounting for the Series A Preferred Stock

Upon its issuance, the Series A Preferred Stock was first assessed under FASB ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”), and it was determined that it was not within the scope of ASC 480; therefore, the Series A Preferred Stock was not considered a liability under ASC 480.

The Series A Preferred Stock was then assessed under FASB ASC 815, “Derivatives and Hedging” (“ASC 815”). The Series A Preferred Stock is convertible into common stock at the holders’ option, subject to the terms of the Certificate of Designations. This embedded feature meets the definition of a derivative. The Company believes that the Series A Preferred Stock is an equity host for the purposes of assessing the embedded conversion option for potential bifurcation. The Company concluded that the conversion option feature is clearly and closely related to the preferred stock host. As such, the conversion feature did not require bifurcation under ASC 815.

The Series A Preferred Stock was then assessed under FASB ASC 470, “Debt with Conversion Features and Other Option” (“ASC 470”), to determine if there was a beneficial conversion feature (“BCF”). The BCF compares the carrying value of the preferred stock after the value of any derivatives has been allocated from the proceeds to the transaction date value of the number of shares of common stock that the holder would receive upon conversion. The calculation resulted in a BCF of $9.5 million. The BCF was recorded in additional paid-in capital.

The Company has recorded the Series A Preferred Stock in temporary equity as the Company may not be able to control the actions necessary to issue the maximum number of common shares needed to provide for a conversion in full of the then outstanding Series A Preferred Stock, at which time a holder of the Series A Preferred Stock may elect to redeem their preferred shares outstanding in the amount equal to the face value per share, plus unpaid accrued dividends. The initial carrying value of the Series A Preferred Stock was $9.5 million. Upon completion of the spinoff, the conversion option of the Series A Preferred Stock was immediately exercisable; therefore, the $9.5 million discount related to the BCF was immediately accreted to Series A Preferred Stock, resulting in an increase in the carrying value of the Series A Preferred Stock to $9.5 million. For the year ended December 31, 2012, the fair value of the BCF of $9.5 million was included in the Company’s net loss applicable to common shareholders.

During the year ended December 31, 2012, 224 shares of Series A Preferred Stock were converted into 546,014 shares of common stock of the Company.

Common Stock

The Company has authorized up to 1,500,000,000 shares of common stock, $0.0001 par value per share, for issuance. Shares of common stock are reserved as follows:

As of December 31, 2012
Common stock underlying Series A Preferred Stock	23,707,454
Warrants outstanding	4,615
Stock options outstanding	2,128,264
Options reserved for future issuance under the Company’s 2012 Incentive Plan	871,736

Total reserved for future issuance	26,712,069

Galena Derivative Liabilities

Derivatives classified as liabilities

Liability-classified derivatives consist of derivatives issued in connection with equity financings by Galena in April 2011, March 2011, March 2010, and March 2009. These warrants were determined not to be indexed to the Galena’s common stock, as they are potentially settleable in cash.

The estimated fair value of outstanding derivatives accounted for as liabilities is determined at each balance sheet date. The change in the estimated fair value of the derivative liability is recorded in the statement of operations as other income (expense). On September 24, 2011, the fair value of Galena’s derivatives was reclassified to divisional deficit immediately prior to the recapitalization of the Company, as the Company was effectively released of any liability or obligation to settle the warrants pursuant to the contribution agreement with Galena entered into on this date.

The fair value of the derivatives is estimated using the Black-Scholes option pricing model with the following inputs:

	As of September 24, 2011
	April 2011 Warrants	March 2011 5 Year Warrants	March 2011 13 Month Warrants	March 2010 Warrants	August 2009 Warrants
Strike price	$1.00	$1.00	$1.00	$2.70	$4.50
Expected term	6.56	4.40	0.50	5.00	2.80
Volatility	98.87%	98.87%	98.87%	98.87%	98.87%
Risk-free rate	1.35%	0.63%	0.02%	0.89%	0.37%

Galena’s expected volatility is based on a combination of implied volatilities of similar publicly traded entities. The expected life assumption is based on the remaining contractual terms of the warrants. The risk-free rate is based on the zero coupon rates for U.S. Treasury securities in effect at the time of issuance. The dividend yield used in the pricing model is zero, because Galena has no present intention to pay cash dividends.

The change in fair value of the warrant liability during the period ended September 24, 2011 was as follows (in thousands):

	April 2011 Warrants	March 2011 Warrants	March 2010 Warrants	August 2009 Warrants	Total
Derivative liability, January 1, 2011	$—	$—	$1,195	$1,943	$3,138
Derivative liability at issuance	6,932	1,790	—	—	8,722
Change in fair value of derivatives	561	(625)	(881)	(1,666)	(2,611)
Reclassification to divisional deficit	(7,493)	(1,165)	(314)	(277)	(9,249)

Derivative liability, September 24, 2011	$—	$—	$—	$—	$—